              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)



Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]


Check the appropriate box:

[   ]   Preliminary Proxy Statement
[   ]   Preliminary Additional Materials
[   ]   Confidential, for Use of the Commission Only (as
        permitted by Rule 14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Section 240.149-11(c) or
        Section 240.14a-12

--------------------------------------------------------------------------------
     Prime Income Trust
        (Name of Registrant(s) Specified in its Charter)
--------------------------------------------------------------------------------
     Barry Fink
        (Name of Person(s) Filing Proxy Statement)
--------------------------------------------------------------------------------

       Payment of Filing Fee (check the appropriate box):


[ x  ]  No fee required.
[    ]  Fee computed on table below per Exchange Act Rules
        14a-6(j)(4) and 0-11.


1)   Title of each class of securities to which transaction
     applies:
--------------------------------------------------------------------------------

2)   Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

3)   Per unit price or other underlying value of transaction
     computed pursuant to Exchange Act Rule 0-11:
--------------------------------------------------------------------------------
     Set forth the amount on which the filing fee is calculated and state how it was determined.

4)   Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

5)   Fee previously paid:
--------------------------------------------------------------------------------

[    ]  Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:
--------------------------------------------------------------------------------

2)   Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

3)   Filing Party:
--------------------------------------------------------------------------------

4)   Date Filed:
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

                               PRIME INCOME TRUST



                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 20, 1997



    Notice is hereby given that a Special Meeting of Shareholders of Prime Income Trust (the "Fund") will be held (the "Meeting") in the Career Development Room, 61st Floor, 2 World Trade Center, New York, New York 10048, on May 20, 1997, at 11:00 a.m., New York City time, for the following purposes:


    1. To approve or disapprove a new Investment Advisory Agreement between the Fund and Dean Witter InterCapital Inc., a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), in connection with the proposed merger of Morgan Stanley Group Inc. with DWDC;


    2. To elect nine (9) Trustees to serve until their successors shall have been elected and qualified;


    3. To ratify or reject the selection of Price Waterhouse LLP as the Fund's independent accountants for its current fiscal year; and

    4. To transact such other business as may properly come before the Meeting or any adjournments thereof.


    Shareholders of record of the Fund as of the close of business on March 12, 1997 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.


    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies to be voted against that Proposal.

                                                  BARRY FINK
                                                    SECRETARY

March 19, 1997
New York, New York


                                    IMPORTANT
      YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

    THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

    - FOR approval of the new Investment Advisory Agreement.

    - FOR the election of all of the Trustees nominated for election.

    - FOR the ratification of the selection of independent public accountants for the current fiscal year of the Fund.
                             YOUR VOTE IS IMPORTANT

                               PRIME INCOME TRUST


                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                             ---------------------

                                PROXY STATEMENT
                             ---------------------


                        SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1997



    This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of Prime Income Trust (the "Fund") for use at the Special Meeting of Shareholders of the Fund to be held on May 20, 1997 (the "Meeting"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about March 19, 1997.



    If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee and in favor of Proposals 1 and 3 set forth in the attached Notice of Special Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated proxy to the Secretary of the Fund (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.



    The holders of shares ("Shareholders") of record as of the close of business on March 12, 1997, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. The number of shares outstanding for the Fund as of the Record Date is 114,139,837. No person was known to own as much as 5% of the outstanding shares of the Fund on that date. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by Shareholders and the total number of shares outstanding.



    The cost of soliciting proxies for the Meeting, which consists principally of printing and mailing expenses and which is expected to be approximately $66,000, will be allocated as follows: 90% of the cost will be borne by Dean Witter, Discover and Co., and 10% of the cost will be borne by the Fund. Therefore, the total cost to the Fund of soliciting proxies is estimated to be approximately $6,600. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Fund and officers and regular employees of certain affiliates of the Fund, including Dean Witter InterCapital Inc., Dean Witter Trust Company, Dean Witter Services Company Inc. and/or Dean Witter Reynolds Inc., without special compensation. In addition, Dean Witter InterCapital Inc. may employ First Data Corp. as proxy solicitor, the cost of which is estimated to be approximately $28,000 and will be borne by Dean Witter, Discover & Co.


    First Data Corp. and Dean Witter Trust Company may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law.

Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. With respect to the solicitation of a telephonic vote by First Data Corp., additional expenses are expected to be approximately $6.00 per telephone vote transacted, which would be borne by Dean Witter, Discover & Co.


                 (1) APPROVAL OR DISAPPROVAL OF NEW INVESTMENT
                               ADVISORY AGREEMENT

BACKGROUND

    Dean Witter InterCapital Inc. (the "Investment Adviser" or "InterCapital") currently serves as investment adviser of the Fund pursuant to an investment advisory agreement entered into by the Fund and InterCapital (the "Current Agreement"), and in that capacity provides investment advisory services to the Fund. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"). The approval of a new investment advisory agreement between the Fund and InterCapital (the "New Agreement") is being sought in connection with the proposed merger of Morgan Stanley Group Inc. ("Morgan Stanley") and DWDC (the "Merger").

INFORMATION CONCERNING MORGAN STANLEY


    Morgan Stanley and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and Morgan Stanley International, provide a wide range of financial services on a global basis. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities on a broad range of asset categories, rates and indices; and global custody, securities clearance services and securities lending.


THE MERGER

    Pursuant to the terms of the Merger, Morgan Stanley will be merged with and into DWDC with the surviving corporation to be named Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, InterCapital will be a direct wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co.


    Under the terms of the Merger, each share of Morgan Stanley common stock will be converted into the right to receive 1.65 shares of DWDC common stock and each issued and outstanding share of DWDC common stock will remain outstanding and will thereafter represent one share of Morgan Stanley, Dean Witter, Discover & Co. common stock. Following the Merger, Morgan Stanley's shareholders will own approximately 45% and DWDC's shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.



    The Board of Directors of Morgan Stanley, Dean Witter, Discover & Co. will consist of fourteen members, two of which will be Morgan Stanley insiders and two of which will be DWDC insiders. The remaining ten directors will be outside directors, with Morgan Stanley and DWDC each designating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discover & Co. will be Philip J. Purcell, who is the current Chairman and Chief Executive Officer of DWDC. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be John Mack, who is the current President of Morgan Stanley.

    The Merger is expected to be completed in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both DWDC and Morgan Stanley.


APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT


    In order to assure continuity of investment advisory services to the Fund after the Merger, the Board of the Fund met in person for the purpose of considering whether it would be in the best interests of the Fund and its Shareholders to enter into a New Agreement between the Fund and the Investment Adviser which would become effective upon the later of Shareholder approval of the New Agreement or consummation of the Merger. At its meeting, and for the reasons discussed below (see "The Board's Consideration"), the Board of the Fund, including all of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Investment Manager (the "Independent Trustees"), unanimously approved the New Agreement and recommended its approval by Shareholders.


    THE TERMS OF THE NEW AGREEMENT, INCLUDING FEES PAYABLE BY THE FUND THEREUNDER, ARE IDENTICAL, IN ALL MATERIAL RESPECTS, TO THOSE OF THE CORRESPONDING CURRENT AGREEMENT, EXCEPT FOR THE DATES OF EFFECTIVENESS AND TERMINATION. The terms of the Current Agreement are fully described under "The Current Investment Advisory Agreement" below. If approved by Shareholders, the New Agreement will continue in effect for an initial term expiring April 30, 1999. The New Agreement will be continued in effect from year to year thereafter if each such continuance is approved by the Board or by a majority of the outstanding voting securities (as defined below) of the Fund and, in either event, by the vote cast in person of a majority of the Independent Trustees. In the event that Shareholders of the Fund do not approve a New Agreement, the Current Agreement will remain in effect and the Board will take such action, if any, as it deems to be in the best interests of the Fund and its Shareholders, which may include proposing that Shareholders approve an agreement in lieu of the New Agreement. In the event that the Merger is not consummated, the Investment Adviser will continue to provide services to the Fund in accordance with the terms of the Current Agreement for such periods as may be approved at least annually by the Board, including a majority of the Independent Trustees.

REQUIRED VOTE

    The New Agreement cannot be implemented unless approved at the Meeting, or any adjournment thereof, by a majority of the outstanding voting securities of the Fund. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

    THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

THE BOARD'S CONSIDERATION

    At a special meeting of the Committee of the Independent Trustees of the Fund held on February 20, 1997, at which each of the Independent Trustees of the Fund was present, and a meeting of the full Board on February 21, 1997, the Trustees evaluated the New Agreement (the form of which is attached hereto as Appendix A). Prior to and during the meeting, the Independent Trustees requested and received all information they deemed necessary to enable them to determine whether the New Agreement is in the best interests of the Fund and its Shareholders. They were assisted in their review and deliberations by independent legal counsel. In determining whether to approve the New Agreement, the Trustees assessed the implications of the Merger for the Investment Adviser and its ability to continue to provide services to the Fund of the same scope and quality as are presently provided. In particular, the Trustees inquired as to the impact of the Merger on the Investment Adviser's personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of DWDC and the Investment Manager that the Merger would not adversely affect the Investment Adviser's ability to fulfill its obligations under its respective agreements with the Fund or to operate its business in a manner consistent with past practices. In addition, the Trustees considered the effects of the Investment Adviser and Morgan Stanley becoming affiliated persons of each other. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Morgan Stanley and its affiliates. For example, absent exemptive relief, the Fund will be prohibited from purchasing securities from Morgan Stanley & Co., a wholly-owned broker-dealer subsidiary of Morgan Stanley, in transactions in which Morgan Stanley & Co. acts as principal, and the Fund will have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. acts as broker or to purchase securities in an underwritten offering in which Morgan Stanley & Co. acts as an underwriter. In this connection, senior management of the Investment Adviser represented to the Trustees that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Fund.


    The Trustees also considered that the New Agreement is identical, in all material respects, to the Current Agreement (other than the dates of effectiveness and termination.)


    Based upon the Trustees' review and the evaluations of the materials they received, and after consideration of all factors deemed relevant to them, the Trustees of the Fund, including all of the Independent Trustees, determined that the New Agreement is in the best interests of the Fund and its Shareholders. ACCORDINGLY, THE BOARD OF THE FUND, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, APPROVED THE NEW AGREEMENT AND VOTED TO RECOMMEND APPROVAL BY SHAREHOLDERS OF THE FUND.

THE CURRENT INVESTMENT ADVISORY AGREEMENT

    The Current Agreement provides that the Investment Adviser shall obtain and evaluate such information and advice relating to the economy and securities and commodities markets as it deems necessary or useful to discharge its duties under the Current Agreement, and that it shall continuously supervise the management of the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund and subject to such other limitations and directions as the Board may, from time to time, prescribe.


    The Investment Adviser pays the compensation of all personnel, including the officers of the Fund who are employees of the Investment Adviser. In return for its services and the expenses the Investment Adviser assumes under the Current Agreement, the Fund pays the Investment Adviser compensation which is accrued daily and payable monthly. As full compensation for the services furnished to the Fund, the Fund pays InterCapital pursuant to the Current Agreement, monthly compensation calculated daily at an annual rate of 0.90% of average daily net assets on assets of the Fund up to $500 million and at an annual rate of 0.85% of average daily net assets of the Fund exceeding $500 million. For the fiscal year ended September 30, 1996, the Fund accrued to InterCapital total compensation of $6,524,700. The net assets of the Fund as of the fiscal year end totalled $939,470,545.



    Under the Current Agreement, the Fund is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Adviser, the Fund's Administrator, Dean Witter Services Company Inc. ("DWSC") or Dean Witter Distributors Inc. ("Distributors" or the "Distributor"), the Fund's Distributor, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with registration and maintenance of registration of the Fund and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund to its Shareholders; all expenses of Shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to Shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for the pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Fund, and independent accountants in connection with any matter relating to the Fund (not including compensation or expenses of attorneys employed by the Investment Adviser); association dues; interest payable on the Fund's borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operations unless otherwise explicitly provided in the Current Agreement.

    The Current Agreement was first approved by the Board, including a majority of Independent Trustees, on December 23, 1992 and at a Special Meeting of Shareholders on February 25, 1993.

    After its initial term, the Current Agreement continues in effect from year to year thereafter, provided that each such continuance is approved by the vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of the Fund or by the Trustees, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. The Current Agreement, whose initial term expired prior to the date of this Proxy Statement, has been continued in effect from year to year by action of the Board, including the Independent Trustees. Prior to the Board's February 21, 1997 meeting, the most recent approval occurred at a meeting of the Board held on April 17, 1996.

    The Current Agreement also provides that it may be terminated at any time by the Investment Adviser, the Trustees or by a vote of a majority of the outstanding voting securities of the Fund, in each instance without the payment of any penalty, on thirty days' notice, and provides for its automatic termination in the event of its assignment.

THE INVESTMENT ADVISER

    Dean Witter InterCapital Inc. is the Fund's investment adviser. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July 1992, is a wholly-owned subsidiary of DWDC, a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

    The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

    Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and Dean Witter Reynolds Inc. ("DWR") and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and Dean Witter Trust Company ("DWTC") ; James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR and Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive

Vice President, Secretary and General Counsel of DWDC, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors, and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President and Chief Financial Officer of DWDC and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

    The business address of the foregoing Directors and Executive Officer is Two World Trade Center, New York, New York 10048. DWDC has its offices at Two World Trade Center, New York, New York 10048.


    InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. Appendix B lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives to those of the Fund and sets forth the fees payable to InterCapital by such companies, including the Fund, and their net assets as of March 12, 1997. DWSC also has its offices at Two World Trade Center, New York, New York.



    Administrative services for the Fund are performed by DWSC, a wholly-owned subsidiary of InterCapital pursuant to an Administration Agreement between the Fund and DWSC. DWSC maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation on assistance of independent accountants and attorneys is, in the opinion of DWSC, necessary or desirable). In addition, DWSC pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. DWSC also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by DWSC, the Fund pays DWSC monthly compensation calculated daily by applying the annual rate of 0.25% to the Fund's average daily net assets. During the fiscal year ended September 30, 1996, such total accrued compensation amounted to $1,845,500.



    The Fund continuously offers shares through Distributors, as principal underwriter of the shares, through certain dealers, including DWR, who have entered into selected dealer agreements with the Distributor, at a price equal to the then current net asset value per share. There is no initial sales charge on purchases of the shares; however, there is an early withdrawal charge, payable to the Investment Adviser, on shares of the Fund held for four years or less which are accepted by the Fund for repurchase pursuant to tender offers. For the fiscal year ended September 30, 1996, InterCapital received approximately $728,000 in withdrawal fees. The Fund did not pay any brokerage commissions during the fiscal year ended September 30, 1996. The Investment Adviser uses its own assets, which may include profits from the advisory fee payable under its investment advisory agreement with the Fund, as well as borrowed funds, to compensate dealers participating in the continuous offering.

    The Fund paid to DWTC, the Fund's Transfer Agent and an affiliate of InterCapital, during the fiscal year ended September 30, 1996, transfer agency fees in the amount of $447,960.


    Once the Merger is consummated and the New Agreement is approved, DWSC, the Distributor and DWTC fully intend to continue to provide, respectively, the same services to the Fund as are currently being provided.

                            (2) ELECTION OF TRUSTEES


    The number of Trustees of the Fund has been fixed by the Board at nine. There are presently eight Trustees, all of whom are standing for re-election at the Meeting for indefinite terms. In addition, the Board has nominated Wayne E. Hedien for election as Trustee at the Meeting for the first time.



    Six of the current eight Trustees (Michael Bozic, Edwin J. Garn, John R. Haire, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are Independent Trustees. Mr. Hedien, who has been nominated for election at the Meeting, if elected, also will be an Independent Trustee. The other two current Trustees, Charles A. Fiumefreddo and Philip J. Purcell, are "interested persons" (as such term is defined under the 1940 Act) of the Fund and InterCapital and, thus, are not Independent Trustees. The nominees for election as Trustees have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. Other than Messrs. Bozic, Purcell and Schroeder, who were elected as Trustees by the other Trustees of the Fund, all of the members of the Board currently serving were previously elected at a meeting of Shareholders.



    The following information regarding each of the nominees for election as Trustee includes principal occupations and employment for at least the last five years, age, shares of the Fund owned, if any, as of March 12, 1997 (shown in parentheses), positions with the Fund, and directorships (or trusteeships) in other companies which file periodic reports with the Securities and Exchange Commission, including the 84 investment companies, including the Fund, for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds") and the 14 investment companies for which InterCapital's wholly-owned subsidiary, DWSC, serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").


    The nominees for Trustee to be elected at the Meeting are:

    MICHAEL BOZIC, Trustee since April 1994*; age 56; Chairman and Chief Executive Officer of Levitz Furniture Corporation (since November 1995); Director or Trustee of the Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck and Co. ("Sears"); Director of Eaglemark Financial Services, Inc., the United Negro College Fund and Weirton Steel Corporation.

    CHARLES A. FIUMEFREDDO, Trustee since July 1991*; age 63; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Distributors; Executive Vice President and Director of DWR; Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of DWTC; Director and/or officer of various DWDC subsidiaries; formerly Executive Vice President and Director of DWDC (until February 1993).

    EDWIN JACOB (JAKE) GARN, Trustee since January 1993*; age 64; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee

------------------------
*This date is the date the Trustee began serving the Dean Witter Funds complex.

(1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Corporation (since January 1993); Director of Franklin Quest (time management systems) and John Alden Financial Corp (health insurance); member of the board of various civic and charitable organizations.


    JOHN R. HAIRE, Trustee since January 1981*; age 72; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).


    WAYNE E. HEDIEN, age 63; Retired; Director of The PMI Group, Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994); director of various other business and charitable organizations.


    DR. MANUEL H. JOHNSON, Trustee since July 1991*; age 48; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June 1995); Director of Greenwich Capital Markets Inc. (broker-dealer); Trustee of the Financial Accounting Foundation (oversight organization for the FASB); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).


    MICHAEL E. NUGENT, Trustee since July 1991*; age 60; General Partner, Triumph Capital, L.P., a private investment partnership; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); Director of various business organizations.


    PHILIP J. PURCELL, Trustee since April 1994*; age 53; Chairman of the Board of Directors and Chief Executive Officer of DWDC, DWR and Novus Credit Services Inc.; Director of InterCapital, DWSC and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various DWDC subsidiaries.


    JOHN L. SCHROEDER, Trustee since April 1994*; age 66; Retired; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of the Home Insurance Company (1991-1995).


    The other executive officers of each Fund are: Barry Fink, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; Robert S. Giambrone, Vice President; Joseph J. McAlinden, Vice President; Rafael Scolari, Vice President and Thomas F. Caloia, Treasurer. In addition, Frank Bruttomesso, Marilyn K. Cranney, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi serve as Assistant Secretaries of each Fund.

    Mr. Fink is 42 years old and is currently First Vice President (since June
1993), Secretary and General Counsel (since February 1997) of InterCapital and DWSC and (since August 1996) Assistant Secretary of DWR; he is also First Vice President, Assistant Secretary and Assistant General Counsel of Distributors (since February 1997). He was previously Vice President, Assistant Secretary and Assistant General Counsel of InterCapital and

------------------------
*This date is the date the Trustee began serving the Dean Witter Funds complex.

DWSC. Mr. Scanlan is 60 years old and is currently President and Chief Operating Officer of InterCapital (since March 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (July 1992-March 1993) and prior thereto was Chairman of Harborview Group, Inc. Mr. Giambrone is 42 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and DWTC (since August 1995) and Director of DWTC (since April
1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. McAlinden is 54 years old and is currently Executive Vice President of InterCapital (since April
1996); he is also Chief Investment Officer of InterCapital and Director of DWTC (since April 1996). He was previously Senior Vice President of InterCapital (June 1995-April 1996) and prior thereto was a Managing Director of Dillon Reed. Mr. Caloia is 51 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. Mr. Scolari is 40 years old and is currently Vice President of InterCapital and the Fund. Prior to joining InterCapital in March 1993, he was the portfolio manager of the Fund's portfolio while at Allstate Investment Management Company (the Fund's former adviser) from January 1990 through February 1993. Other than Messrs. Scanlan, Giambrone, McAlinden, and Scolari, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


    The Board currently consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Proxy Statement, there are a total of 84 Dean Witter Funds, comprised of 127 portfolios. As of February 28, 1997, the Dean Witter Funds had total net assets of approximately $84.2 billion and more than six million shareholders.



    Six Trustees and the new nominee (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons. The other two Trustees (the "Management Trustees") are affiliated with InterCapital. For a period of at least three years after the consummation of the Merger, at least 75% of the members of the Board of Trustees of the Funds will not be "interested persons" (as defined in the 1940 Act) of the Investment Manager. Four of the six Independent Trustees are also Independent Trustees of the TCW/DW Funds.


    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

    All of the current Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report. The Funds do not have nominating or compensation committees.

    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans, if applicable, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds, not including this Fund, have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of the Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.


    For the fiscal year ended September 30, 1996, the Board of Trustees held 6 meetings; the Committee of the Independent Trustees held 10 meetings, and the Audit and Derivatives Committees each held 3 meetings. No Trustee attended fewer than 75% of the meetings of the Board, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.


DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE


    The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.



    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Adviser and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.


    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN
  WITTER FUNDS


    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.


SHARE OWNERSHIP BY TRUSTEES

    The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Dean Witter Funds complex (and, if applicable, in the TCW/DW Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of December 31, 1996, the total value of the investments by the Trustees and/or their spouses in shares of the Dean Witter Funds (and, if applicable, the TCW/DW Funds) was approximately $9.8 million.

    As of the Record Date, the aggregate number of shares of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's outstanding shares.

COMPENSATION OF INDEPENDENT TRUSTEES

    The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburse such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

    As of the date of this Proxy Statement, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular

Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Fund in the five year period prior to the date of the Eligible Trustee's retirement. An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit. Benefits under the retirement program are not secured or funded by the Fund.


    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for its last fiscal year, the retirement benefits accrued to the Fund's Independent Trustees by the Fund for its last fiscal year and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, as of the end of the Fund's last fiscal year.


                                         FUND COMPENSATION                   ESTIMATED RETIREMENT BENEFITS
                                   ------------------------------  -------------------------------------------------
                                                    RETIREMENT         ESTIMATED                         ESTIMATED
                                                     BENEFITS       CREDITED YEARS       ESTIMATED        ANNUAL
                                     AGGREGATE      ACCRUED AS       OF SERVICE AT     PERCENTAGE OF     BENEFITS
                                   COMPENSATION        FUND           RETIREMENT         ELIGIBLE          UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     EXPENSES        (MAXIMUM 10)      COMPENSATION    RETIREMENT(1)
---------------------------------  -------------  ---------------  -----------------  ---------------  -------------
Michael Bozic....................    $   1,750       $     399                10             50.0%       $     950
Edwin J. Garn....................        1,850             601                10             50.0              950
John R. Haire....................        3,850             702                10             50.0            2,339
Dr. Manuel H. Johnson............        1,800             244                10             50.0              950
Michael E. Nugent................        1,750             422                10             50.0              950
John L. Schroeder................        1,800             776                 8             41.7              792

------------------------------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained in this Proxy Statement.


    The following table illustrates the compensation paid to the Independent Trustees of the Fund for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                         FOR SERVICE AS    FOR SERVICE
                                                                          CHAIRMAN OF      AS CHAIRMAN
                                                                         COMMITTEES OF    OF COMMITTEES   TOTAL CASH
                                                                          INDEPENDENT          OF        COMPENSATION
                                   FOR SERVICE                             DIRECTORS/      INDEPENDENT   FOR SERVICES
                                  AS DIRECTOR OR      FOR SERVICE AS      TRUSTEES AND    TRUSTEES AND       TO 82
                                   TRUSTEE AND         TRUSTEE AND      AUDIT COMMITTEES      AUDIT       DEAN WITTER
                                 COMMITTEE MEMBER    COMMITTEE MEMBER      OF 82 DEAN     COMMITTEES OF  FUNDS AND 14
                                OF 82 DEAN WITTER      OF 14 TCW/DW          WITTER            14           TCW/DW
NAME OF INDEPENDENT TRUSTEE           FUNDS               FUNDS              FUNDS        TCW/DW FUNDS       FUNDS
------------------------------  ------------------  ------------------  ----------------  -------------  -------------
Michael Bozic.................      $  138,850                  --                 --              --     $   138,850
Edwin J. Garn.................         140,900                  --                 --              --         140,900
John R. Haire.................         106,400          $   64,283         $  195,450       $  12,187         378,320
Dr. Manuel H. Johnson.........         137,100              66,483                 --              --         203,583
Michael E. Nugent.............         138,850              64,283                 --              --         203,133
John L. Schroeder.............         137,150              69,083                 --              --         206,233

    The following table illustrates the retirement benefits accrued to the Independent Trustees of the Fund by the 57 Dean Witter Funds (including the
Fund) for the year ended December 31, 1996, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.

                 RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                                                                                      RETIREMENT
                                                                                                   BENEFITS ACCRUED
                                                         ESTIMATED CREDITED        ESTIMATED         AS EXPENSES
                                                              YEARS OF             PERCENTAGE           BY ALL
                                                        SERVICE AT RETIREMENT     OF ELIGIBLE          ADOPTING
NAME OF INDEPENDENT TRUSTEE                                 (MAXIMUM 10)          COMPENSATION          FUNDS
-----------------------------------------------------  -----------------------  ----------------  ------------------
Michael Bozic........................................                10                50.0%          $   20,147
Edwin J. Garn........................................                10                50.0               27,772
John R. Haire........................................                10                50.0               46,952
Dr. Manuel H. Johnson................................                10                50.0               10,926
Michael E. Nugent....................................                10                50.0               19,217
John L. Schroeder....................................                 8                41.7               38,700


                                                       ESTIMATED ANNUAL
                                                        BENEFITS UPON
                                                       RETIREMENT FROM
                                                         ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE                                FUNDS(2)
-----------------------------------------------------  ----------------
Michael Bozic........................................     $   51,325
Edwin J. Garn........................................         51,325
John R. Haire........................................        129,550
Dr. Manuel H. Johnson................................         51,325
Michael E. Nugent....................................         51,325
John L. Schroeder....................................         42,771

------------------------------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program contained this Proxy Statement.

    The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named above. All of the nominees have consented to being named in this Proxy Statement and to serve, if elected, and no circumstances now known will prevent any of the nominees from serving (if elected, Mr. Hedien's term will commence September 1, 1997). If any nominee should be unable or unwilling to serve, the proxy will be voted for a substitute nominee proposed by the present Trustees or, in the case of an Independent Trustee nominee, by the Independent Trustees.


    The election of each Trustee requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting.

    THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL OF THE TRUSTEES NOMINATED FOR ELECTION.

     (3) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

    The Trustees have unanimously selected the firm of Price Waterhouse LLP ("Price Waterhouse") as the Fund's independent accountants for the fiscal year-ending September 30, 1997.

    The selection of Price Waterhouse is being submitted for ratification or rejection by Shareholders at the Meeting. Price Waterhouse has been the independent accountants for the Fund since its inception, and has no direct or indirect financial interest in the Fund.

    A representative of Price Waterhouse is expected to be present at the Meeting and will be available to make a statement, and to respond to appropriate questions of Shareholders.

    Ratification of the selection of Price Waterhouse requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting.

    THE BOARD OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND RATIFY THE SELECTION OF PRICE WATERHOUSE AS THE INDEPENDENT ACCOUNTANTS FOR THE FUND.

                             ADDITIONAL INFORMATION

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies required to be voted against that proposal.

    Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

    The Fund does not hold regular shareholders' meetings. Proposals of Shareholders of the Fund intended to be presented at the next meeting of Shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

                            REPORTS TO SHAREHOLDERS

    THE FUND'S MOST RECENT ANNUAL REPORT FOR THE FUND'S MOST RECENT FISCAL YEAR HAS BEEN SENT PREVIOUSLY TO SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT DWTC, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS (TOLL FREE)).

                          INTEREST OF CERTAIN PERSONS

    DWDC, DWR, the Investment Adviser, DWSC, the Distributor and certain of their respective Directors, officers, and employees, including persons who are Trustees or officers of the Fund, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Fund, and certain of those individuals are compensated for performing services relating to the Fund and may also own shares of DWDC. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                 OTHER BUSINESS

    The management of the Fund knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                                  By Order of the Board of
                                          Trustees

                                                  BARRY FINK
                                                  SECRETARY

                                                                      APPENDIX A


                   FORM OF NEW INVESTMENT ADVISORY AGREEMENT



    AGREEMENT made as of the   day of      , 1997 by and between Prime Income
Trust, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter called the "Fund"), and Dean Witter InterCapital Inc., a Delaware corporation (hereinafter called the "Investment Adviser"):


    WHEREAS, The Fund is engaged in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"), and engages in the business of acting as investment adviser; and

    WHEREAS, The Fund desires to retain the Investment Adviser to render investment advisory services in the manner and on the terms and conditions hereafter set forth; and

    WHEREAS, The Investment Adviser desires to be retained to perform services on said terms and conditions:

    NOW, Therefore, this Agreement

                              W I T N E S S E T H:

    That in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Investment Adviser agree as follows:

          1.
       The Fund hereby retains the Investment Adviser to act as investment adviser of the Fund and, subject to the supervision of the Trustees of the Fund (the "Trustees"), to supervise the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Adviser shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; shall continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; shall determine the securities and commodities to be purchased, sold or otherwise disposed of by Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Investment Adviser shall deem necessary or appropriate. The Investment Adviser shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request.

          2.
       The Investment Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Adviser shall be deemed to include persons employed or otherwise retained by the Investment Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Adviser may desire. The Investment Adviser shall, as agent for the Fund, maintain the Fund's records required in connection with the performance of its obligations under this Agreement and required to be maintained under the Act. All such records so maintained shall be the property of the Fund and, upon request therefor, the Investment Adviser shall surrender to the Fund such of the records so requested.

          3.
       The Fund will, from time to time, furnish or otherwise make available to the Investment Adviser such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Adviser may reasonably require in order to discharge its duties and obligations hereunder.

          4.
       The Investment Adviser shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of its officers and employees, if any, who are also officers of the Fund.

          5.
       The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including without limitation: the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing certificates representing shares of the Fund, all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel and the costs and expenses of preparing, printing, including typesetting, and distributing prospectuses for such purposes); all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or the Fund's administrator or any corporate affiliate of either of them; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Adviser or the Fund's administrator, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; fees and expenses incident to the listing of the Fund's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

          6.
       For the services to be rendered by the Investment Adviser, the Fund shall pay to the Investment Adviser monthly compensation determined by applying the following annual rates to the Fund's average daily net assets: 0.90% of daily net assets up to $500 million; and 0.85% of daily net assets over $500 million. Such calculations shall be made by applying 1/365ths of the annual rate to the Fund's net assets each day determined as of the close of business on that day or the last previous business day. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

          7.
       In the event the operating expenses of the Fund, including amounts payable to the Investment Adviser pursuant to paragraph 6 hereof, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Investment Adviser shall reduce its advisory fee to the extent of such excess and, if required, pursuant to any such laws or regulations, will reimburse the Fund or annual operating expenses in excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amount of any interest, taxes brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigations costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued weekly, shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last full week of the month, that expense limitation which results in the largest reduction in the Investment Adviser's fees shall be applicable.

    For purposes of this provision, should any applicable expense limitation be based upon the gross income of the Fund, such gross income shall include, but not be limited to, interest on debt securities in the Fund's portfolio accrued to and including the last day of the Fund's fiscal year, and dividends declared on equity securities in the Fund's portfolio, the record dates for which fall on or prior to the last day of such fiscal year, but shall not include gains from the sale of securities.

          8.
       The Investment Adviser will use its best efforts in the management of the investment activities of the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Adviser shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

          9.
       Nothing contained in this Agreement shall prevent the Investment Adviser or any affiliated person of the Investment Adviser from acting as investment adviser or manager for any other person, firm or corporation (including any other investment company), whether or not the investment objectives or policies of any such other person, firm or corporation are similar to those of the Fund, and shall not in any way bind or restrict the Investment Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom the Investment Adviser or any such affiliated person may be acting. Nothing in this Agreement shall limit or restrict the right of any Trustee, officer or employee of the Investment Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

         10.
       This Agreement shall remain in effect until April 30, 1999 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by the Board of Trustees of the Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that: (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Adviser, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Adviser may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the principal office of such party.

         11.
       This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Adviser shall be liable for failing to do so.

         12.
       This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the Act, the Advisers Act or any rules, regulations or orders of the Securities and Exchange Commission, the latter shall control.

         13.
       The Declaration of Trust establishing Prime Income Trust, dated August 17, 1989, a copy of which, together with all amendments thereto (the
"Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name Prime Income Trust refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of Prime Income Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of said Prime Income Trust, but the Trust Estate only shall be liable.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                                PRIME INCOME TRUST

                                                By
                                                ..............................................

Attest:

 .............................................

                                                DEAN WITTER INTERCAPITAL INC.

                                                By
                                                ..............................................

Attest:

 .............................................

                                                                      APPENDIX B


    InterCapital serves as investment manager to Prime Income Trust and the other investment companies listed below which have similar investment objectives to those of the Fund. Set forth below is a chart showing the net assets of each such investment company as of March 12, 1997 and the investment management fee rate(s) applicable to such investment company.



                                                                                                       CURRENT INVESTMENT
                                                                                                     MANAGEMENT FEE RATE(S)
                                                                                    NET ASSETS           AS A PERCENTAGE
                                                                                  AS OF 03/12/97          OF NET ASSETS
                                                                                  --------------  -----------------------------
       1.  DEAN WITTER HIGH YIELD SECURITIES INC.*..............................   $472,422,555   0.50% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.30%
                                                                                                  on assets over $3 billion
       2.  DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST*........................  6$,138,047,889  0.50% on assets up to $1 billion, scaled down at
                                                                                                  various asset levels to 0.30%
                                                                                                  on assets over $12.5 billion
       3.  DEAN WITTER CONVERTIBLE SECURITIES TRUST*............................   $258,071,153   0.60% on assets up to $750
                                                                                                  million, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.425% on assets over $3
                                                                                                  billion
       4.  DEAN WITTER FEDERAL SECURITIES TRUST*................................   $664,434,512   0.55% on assets up to $1
                                                                                                  billion, scaled down at
                                                                                                  various asset levels to 0.35%
                                                                                                  on assets over $12.5 billion
       5.  INTERCAPITAL INCOME SECURITIES INC.**................................   $212,194,831   0.50%
       6.  HIGH INCOME ADVANTAGE TRUST**........................................   $151,432,410   0.75% on assets up to $250
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.30%
                                                                                                  on assets over $1 billion
       7.  HIGH INCOME ADVANTAGE TRUST II**.....................................   $202,120,811   0.75% on assets up to $250
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.30%
                                                                                                  on assets over $1 billion
       8.  HIGH INCOME ADVANTAGE TRUST III**....................................   $ 78,703,844   0.75% on assets up to $250
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.30%
                                                                                                  on assets over $1 billion
       9.  DEAN WITTER INTERMEDIATE INCOME SECURITIES*..........................   $183,322,983   0.60% on assets up to $500
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.30%
                                                                                                  on assets over $1 billion
      10.  DEAN WITTER WORLD WIDE INCOME TRUST*.................................   $106,393,288   0.75% on assets up to $250
                                                                                                  million, scaled down at
                                                                                                  various asset levels to 0.30%
                                                                                                  on assets over $1 billion
      11.  DEAN WITTER GOVERNMENT INCOME TRUST**................................   $425,720,030   0.60%
      12.  DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.*......................   $ 76,976,109   0.55% on assets up to $500
                                                                                                  million and 0.50% on assets
                                                                                                  over $500 million
      13.  DEAN WITTER PREMIER INCOME TRUST*....................................   $ 15,604,354   0.50% (of which 40% is paid
                                                                                                  to a Sub-Adviser)

                                                                                                       CURRENT INVESTMENT
                                                                                                     MANAGEMENT FEE RATE(S)
                                                                                    NET ASSETS           AS A PERCENTAGE
                                                                                  AS OF 03/12/97          OF NET ASSETS
                                                                                  --------------  -----------------------------
      14.  DEAN WITTER SHORT-TERM U.S. TREASURY TRUST*..........................   $255,026,002   0.35%
      15.  DEAN WITTER DIVERSIFIED INCOME TRUST*................................   $825,332,503   0.40%
      16.  DEAN WITTER SHORT-TERM BOND FUND*....................................   $ 39,265,837   0.70%(1)
      17.  DEAN WITTER HIGH INCOME SECURITIES*..................................  1$,105,732,108  0.50% on assets up to $500 million and 0.425% on assets
                                                                                                  over $500 million.
      18.  PRIME INCOME TRUST**.................................................  1$,133,529,314  0.90% on assets up to $500 million and 0.85% on assets
                                                                                                  over $500 million
      19.  DEAN WITTER BALANCED INCOME FUND*....................................   $ 50,991,701   0.60%

      20.  DEAN WITTER RETIREMENT SERIES:*
           (a) U.S. GOVERNMENT SECURITIES SERIES................................   $ 10,596,158   0.65% (2)
           (b) INTERMEDIATE INCOME SECURITIES SERIES............................   $  2,261,816   0.65% (2)

      21.  DEAN WITTER VARIABLE INVESTMENT SERIES:***
           (a) QUALITY INCOME PLUS PORTFOLIO....................................   $459,554,792   0.50% on assets up to $500
                                                                                                  million and 0.45% on assets
                                                                                                  over $500 million
           (b) HIGH YIELD PORTFOLIO.............................................   $277,126,804   0.50%

      22.  DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:***
           (a) DIVERSIFIED INCOME PORTFOLIO.....................................   $ 37,415,339   0.40%
           (b)NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO....................   $  4,484,769   0.65% (of which 40% is paid
                                                                                                  to a Sub-Adviser)
      23.  DEAN WITTER INTERMEDIATE TERM U.S. TREASURY TRUST*...................   $  1,962,920   0.35%(3)


------------------------------
  * Open-end investment company.

 ** Closed-end investment company.

*** Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

(1) InterCapital has undertaken, from January 1, 1997 through April 30, 1997, to assume all operating expenses of Dean Witter Short-Term Bond Fund (except for any brokerage fees) and to waive the compensation provided for in its investment management agreement with that company.

(2) InterCapital has undertaken, until July 31, 1997, to continue to assume all operating expenses of the Series of Dean Witter Retirement Series (except for brokerage fees and a portion of organizational expenses) and to waive the compensation provided for each Series in its investment management agreement with that company in respect of each Series to the extent that such expenses and compensation on an annualized basis exceed 1.0% of the average daily net assets of the pertinent Series.


(3) InterCapital has undertaken to assume all operating expenses of Dean Witter Intermediate Term U.S. Treasury Trust (except for any 12b-1 fees and brokerage expenses) and to waive the compensation provided for in its investment management agreement with that company until such time as that company has $50 million of net assets or until March 27, 1997, whichever occurs first.

                        PRIME INCOME TRUST

                             PROXY

   This Proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Robert M. Scanlan, Barry Fink and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of Prime Income Trust on May 20, 1997, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated March 19, 1997 as follows:

                   (Continued on reverse side)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED ``FOR'' THE TRUSTEES AND THE PROPOSALS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

  IMPORTANT -- This Proxy must be signed and dated on the reverse side.

     PLEASE MARK VOTES AS
/X/  IN THE EXAMPLE USING
     BLACK OR BLUE INK


1. Approval of New Investment Advisory      FOR    AGAINST  ABSTAIN
   Agreement with Dean Witter InterCapital  / /      / /     / /
   Inc. in connection with proposed merger.

                                                             FOR ALL
2. Election of Trustees:                    FOR    WITHHOLD   EXCEPT
   Michael Bozic, Charles A. Fiumefreddo,   / /      / /     / /
   Edwin J. Garn, John R. Haire,
   Wayne E. Hedien, Manuel H. Johnson,
   Michael E. Nugent, Philip J. Purcell,
   John L. Schroeder


IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

3.  Ratification of appointment of Price    FOR    AGAINST  ABSTAIN
    Waterhouse LLP as Independent           / /      / /     / /
    Accountants.




       Please make sure to sign and date
       this Proxy using black or blue ink.    Date  ______________

    ----------------------------------   ----------------------------------


    ----------------------------------   ----------------------------------
    Shareholder sign in the box above   Co-Owner (if any) sign in the box above


                        PLEASE DETACH AT PERFORATION



                           PRIME INCOME TRUST

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                               IMPORTANT

                PLEASE SEND IN YOUR PROXY............TODAY!

    YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT
    PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE
    OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.
-------------------------------------------------------------------------------